OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2022

Effective immediately, the following information replaces the first five paragraphs in the section of the Funds’ Statement of Additional Information (SAI) entitled “Investment Strategies and Risks — Options”:

Options, a type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Options contracts may be bought or sold for any number of reasons, including: to manage a Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies. Options may not always be successful hedges; their prices can be highly volatile; and using them could lower a Fund’s total return. Optimum Fixed Income Fund may purchase and write call and put options and may engage in option strategies for hedging and/or non-hedging purposes.

A Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the investment adviser determines is appropriate in seeking to obtain the Fund’s investment objective. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will write call options only on a covered basis, which means that each Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security that it might otherwise wish to sell or deliver a security it would want to hold. A Fund also may purchase call options. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

A Fund may purchase put options. A put option purchased by a Fund gives it the right to sell one of its securities for an agreed upon price up to an agreed upon date. A Fund may purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). A Fund may sell a put option purchased on individual portfolio securities.

A Fund may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A Fund also may sell a put option purchased on stock indices. A Fund also may purchase call options on stock indices and enter into closing transactions in connection therewith. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. A Fund also may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the

Fund’s portfolio. Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum Large Cap Value Fund, Optimum International Fund, and Optimum Small-Mid Cap Growth Fund will write only “covered” options.

To the extent authorized to engage in option transactions, a Fund may invest in options that are exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. A Fund will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will enter into such options only to the extent consistent with its limitations on investments in illiquid investments.

Effective immediately, the following information replaces the section in the Funds’ SAI entitled “Management of the Trust” in its entirety:

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the funds in the Delaware Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of January 13, 2023, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustees
John Leonard[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1960	Trustee, President and Chief Executive Officer	Since March 9, 2023	6	Executive Director and Global Head of Equities – Macquarie Asset Management (2017-Present) Head of Equities and Group Managing Director – UBS Asset Management (2008-2016)	None
Robert Pettman[2] 100 Independence 610 Market Street Philadelphia,	Trustee	Since June 21, 2019	6	Executive Vice President, Product and Platform Management – LPL Financial (financial services) (2005-Present)	None

PA 19106-2354 June 1979
Independent Trustees
Robert J. Christian 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1949	Trustee	Since November 1, 2007	6	Private Investor (2006-Present)	Trustee—Fund Vantage Trust (34 mutual funds) (2007–Present) Trustee—Third Avenue Trust (3 mutual funds) (2019–Present) Trustee—Third Avenue Variable Series Trust (1 mutual fund) (2019–Present)
Kevin G. Chavers 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1963	Trustee	Since August 26, 2021	6	Private Investor (2021–Present) Managing Director—BlackRock (Asset management) (2011–2021)	Director—Chimera Investment Corporation (2021–Present) Director—SMBC Americas Holdings, Inc. (2021–Present) Director—Toorak Capital Partners (2021–Present) Director—Freddie Mac (2022–Present)
Mark K. Hancock 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1968	Trustee	Since August 3, 2022	6	President—The Glenmore Group LLC (2016-Present) Managing Director (2005-2015)— Goldman Sachs Asset Management	None
Dianna Gonzales-Burdin	Trustee	Since August 3, 2022	6	Private Investor (2021–Present)	Director—Heartland Funds (3 mutual funds) (2022–Present)

100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1961				Managing Director—Strategic Investment Group (1991–2021)
Durant Adams Hunter 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1948	Trustee	Since July 17, 2003	6	Private Investor (2020–Present) Founder—Ridgeway Partners (Executive recruiting) (2004–2020)	None
Pamela J. Moret 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Chair since January 1, 2022 Trustee since October 1, 2013	6	Private Investor (2015–Present) Chief Executive Officer—brightpeak financial (2011–2015) Senior Vice President—Thrivent Financial for Lutherans (2002–2015)	Director and Chair—Blue Cross Blue Shield of Minnesota (2014–Present)
Stephen P. Mullin 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Since July 17, 2003	6	Principal—Econsult Solutions, Inc. (2020–Present) President—Econsult Solutions, Inc. (2013–2020)	None
Edward Ramos 100 Independence 610 Market Street	Trustee	Since August 3, 2022	6	Private Investor (2022-Present) Head of External Advisors/Diversity Portfolio Management—	None

Philadelphia, PA 19106-2354 March 1967				New Jersey Division of Investment (2020-2022) Chief Investment Officer Fundamental Equities— Cornerstone Capital Management (2011-2017)
Robert A. Rudell 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1948	Trustee	Since July 17, 2003	6	Private Investor (2002-Present)	Director and Independent Chairman— Heartland Funds (3 mutual funds) (2005-Present)
Susan M. Stalnacker 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since December 14, 2016	6
Senior Advisor—Boston Consulting Group (2016–Present)

Vice President–Productivity & Shared Services—E.I. du Pont de Nemours and Company (2012–2016)

Vice President and Treasurer—E.I. duPont de Nemours and Company (2006–2012)
					Trustee—Duke Health System(2010–Present) Director—Leidos (2016–Present) Director—Bioventus (2018–Present)
Officers		Position(s) Held with the Trust		Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354		Senior Vice President and Secretary		Senior Vice President since May 2013; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]

December 1963
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA19106-2354 October 1972	Senior Vice President, Treasurer and Chief Financial Officer	Treasurer since September 2007; Senior Vice President and Chief Financial Officer since December 2019	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]
A.G. Ciavarelli 100 Independence, 610 Market Street Philadelphia, PA19106-2354 July 1972	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President and General Counsel since June 2021; Assistant Secretary since December 2004	A.G. Ciavarelli has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]

1 The term “Fund Complex” refers to the Trust's Funds.
2 “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Funds' service providers or sub-service providers.
3 Macquarie Asset Management Public Investments (MPI) is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Funds' Manager, principal underwriter, and transfer agent. Messrs. Connor and Geatens also serve in similar capacities for the Delaware Funds by Macquarie®, a fund complex that has the same Manager, principal underwriter and transfer agent as the Trust.

The following table shows each Trustee’s ownership of shares of each Fund and of the Optimum Funds complex in the aggregate as of December 31, 2021.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Trustee in Family of Investment Companies[1]
Interested Trustees
John Leonard	None	None
Robert Pettman	None	None
Independent Trustees
Kevin G. Chavers	None	None
Durant A. Hunter
Optimum Large Cap Growth Fund $10,001–$50,000
Optimum Large Cap Value Fund $10,001–$50,000
Optimum Small-Mid Cap Growth Fund $10,001–$50,000
Optimum Small-Mid Cap Value Fund $10,001–$50,000
Optimum International Fund $10,001–$50,000
Optimum Fixed Income Fund $10,001–$50,000
50,001-$100,000
Pamela J. Moret	Optimum Large Cap Growth Fund $10,001–$50,000	$50,001-$100,000

  Optimum Large Cap Value Fund $10,001–$50,000
Optimum Small-Mid Cap Growth Fund $1–$10,000
Optimum Small-Mid Cap Value Fund $10,001–$50,000
Optimum International Fund $1–$10,000
Optimum Fixed Income Fund $1–$10,000

Stephen P. Mullin
Optimum Large Cap Growth Fund $50,001–$100,000 Optimum Large Cap Value Fund $50,001–$100,000
Optimum Small-Mid Cap Growth Fund $10,001–$50,000
Optimum Small-Mid Cap Value Fund $10,001 - $50,000
Optimum International Fund $10,001–$50,000
Optimum Fixed Income Fund Over $100,000
Over $100,000
Robert A. Rudell
Optimum Large Cap Growth Fund Over $100,000
Optimum Large Cap Value Fund Over $100,000
Optimum Small-Mid Cap Growth Fund $10,001–$50,000
Optimum Small-Mid Cap Value Fund $10,001–$50,000
Optimum International Fund $10,001–$50,000
Optimum Fixed Income Fund $50,001–$100,000
Over $100,000
Susan M. Stalnecker	Optimum International Fund Over $100,000	Over $100,000
Robert J. Christian
Optimum Large Cap Growth Fund $10,001–$50,000
Optimum Large Cap Value Fund $10,001–$50,000
Optimum Small-Mid Cap Growth Fund $1–$10,000
Optimum Small-Mid Cap Value Fund $10,001–$50,000
Optimum International Fund $10,001–$50,000
Optimum Fixed Income Fund $50,001–$100,000
Over $100,000
Mark K. Hancock[2]	None	None
Dianna Gonzales-Burdin[2]	None	None
Edward Ramos[2]	None	None

[1] The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

[2] Mssrs. Ramos, Hancock and Ms. Gonzales-Burdin joined the Board effective August 2022. As of the date the Trustees joined the Board, they did not own shares of any Optimum Fund.

The following table describes the aggregate compensation received by each Trustee from the Trust entitled to receive compensation for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Kevin C. Chavers	$73,333	None	73,333
Durant A. Hunter	$124,500	None	$124,500
Pamela J. Moret	$124,375	None	$124,375
Stephen P. Mullin	$117,875	None	$117,875
Robert A. Rudell	$128,500	None	$128,500
Jon E. Socolofsky[2]	$95,750	None	$95,750
Susan M. Stalnecker	$140,750	None	$140,750
Robert J. Christian	$146,500	None	$146,500

[1] Effective January 1, 2022, each independent Trustee receives a total annual retainer fee of $90,000 for serving as a Trustee, plus $6,000 for each full, in-person Board Meeting that an independent Trustee participates in ($2,000 per telephonic meeting). Members of the Audit Committee (including the Committee Chair) receive additional annual compensation of $17,000. In addition, the Chair of the Audit Committee receives an annual retainer of $13,000. Members of the Audit Committee also receive $2,000 per telephone meeting. Members of the Nominating and Governance Committee (including the Committee Chair) receive additional annual compensation of $8,000. In addition, the Chair of the Nominating and Governance Committee receives an annual retainer of $7,000. The Independent Chair of the Board additionally receives an annual retainer of $26,000.
[2] Effective January 1, 2022, Mr. Socolofsky has retired from the Board of each Fund.
[3]Mssrs. Ramos and Hancock and Ms. Gonzales-Burdin joined the Board effective August 2022 and are not included in the table above.

Board Leadership Structure

Board Chair: Ms. Moret, an Independent Trustee, serves as Chair of the Board. The Chair, in consultation with Fund management, counsel and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Chair also conducts meetings of the Board. The Chair also generally serves as a liaison between outside Trustees, Fund officers and counsel.

Size and composition of Board: The Board is currently comprised of 12 Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date. The Trustees also regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. Please see the following chart regarding the current diversity of the Board of Trustees:

Board Diversity Matrix as of March 9, 2023
Total Number of Directors = 12	Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	9
Part II: Demographic Background
African American or Black		1
Alaskan Native or American Indian
Asian
Hispanic or Latinx	1	1
Native Hawaiian or Pacific Islander
White	2	7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic or Background

Committees: The Board has established committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board. The Board has the following committees:

Audit Committee: This Committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following six Independent Trustees: Susan M. Stalnecker, Chair; Robert J. Christian; Mark K. Hancock; Pamela J. Moret; Robert A. Rudell and Edward Ramos. The Audit Committee held five meetings during the Trust's last fiscal year.

Nominating and Governance Committee: The Committee conducts a variety of activities, including but not limited to: reviewing the Funds' Chief Compliance Officer compensation; overseeing the Board's annual self-assessment; reviewing and recommending any changes to Trustee compensation; and reviewing the performance of the Independent Trustees' counsel. The Nominating and Governance Committee also recommends Board members for vacancies and considers the qualifications of Board members. In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Information on the business activities of the Trustees during the past five years appears in this SAI, and it is believed that the specific background of each Trustee demonstrates that each Trustee has appropriate Selection Factors to evidence the Trustee's ability to serve on the Board. In particular, Messrs. Leonard, Pettman, Christian, Rudell, Chavers, Ramos, and Hancock and Ms. Moret and Gonzales-Burdin have each held senior management positions at major financial services firms, and each of these individuals has had experience dealing with mutual funds and / or asset managers prior to becoming Trustees. Mr. Mullin is an economist who teaches at Drexel University, and he is currently a principal in an economic consulting firm. He also was previously the Finance Director for the City of Philadelphia. Mr. Hunter was an executive recruiter and was a partner in an executive search and board services firm. He focused on investment management. Ms. Stalnecker was employed by E.I. du Pont de Nemours & Co., serving in numerous senior roles during her tenure, including Vice President and Treasurer, and most recently as Vice President of Corporate Productivity and Hospitality. She also is currently a Trustee for the Duke Health System, and she serves on the Board of Directors of Leidos and Bioventus. The Nominating and Governance Committee consists of the following four Independent Trustees: Kevin G. Chavers, Chair, Dianna Gonzales-Burdin, Durant A. Hunter, and Stephen P. Mullin. The Nominating and Governance Committee held four meetings during the last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to discuss portfolio performance, including investment risk; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Sub-Advisors, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Funds of the Trust and to provide direction with respect thereto; and (6) engaging the services of the Chief Compliance Officer of the Funds of the Trust to test the compliance procedures of the Trust and its service providers. The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. In addition, the Audit Committee reviews valuation procedures and results with the Funds' auditors in connection with such Committee's review of the results of the audit or each Fund's year-end financial statements, and meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds. Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

On or about April 3,2023, Great Lakes Advisors, LLC will replace Rothschild & Co wherever noted in the Funds’ SAI.  In particular, the following will replace the information entitled "Investment Manager and Other Service Providers – Sub-Advisor”:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate American Century Investment Management, Inc. (“American Century”), Massachusetts Financial Services Company (“MFS”), Principal Dynamic Growth (“PDG”), Peregrine Capital Management, LLC (“Peregrine”), Los Angeles Capital, LSV Asset Management (“LSV”), Cardinal Capital Management, L.L.C. (“Cardinal”), Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Pacific Investment Management Company LLC (“PIMCO”), and Great Lakes Advisors, LLC (“Great Lakes”) (referred to individually as a “Sub-advisor” and collectively as the “Sub-advisors”) to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about April 3, 2023, the following will replace the information in the section of the chart entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Large Cap Value Fund – Rothschild & Co”:

Optimum Large Cap Value Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
Great Lakes*
Jeff Agne*
Registered Investment Companies****	5	$3,326 million	1	$161 million
Other Pooled Investment Vehicles	1	$94 million	0	$0
Other Accounts***	32	$2,229 million	0	$0
Paul Roukis*
Registered Investment Companies****	5	$3,326 million	1	$161 million
Other Pooled Investment Vehicles	1	$94 million	0	$0
Other Accounts***	20	$1,473 million	0	$0

*

Information for Jeff Agne includes accounts/assets information for Great Lakes Large Cap Value,
Focused Large Cap Value, and Large Cap Core. Information for Paul Roukis includes accounts/assets information for Great Lakes Large Cap Value and Focused Large Cap Value.

***	Other Accounts includes separately managed accounts and number of WRAP platform relationships.
****	Note: Jeff Agne and Paul Roukis serve as Co-PMs for the Great Lakes Large Cap Value strategy.

In addition, on or about April 3, 2023, the following will replace the information in the section of the Funds’ SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest –Optimum Large Cap Value Fund – Rothschild & Co”:

Great Lakes

Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes’ brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts.

In addition, on or about April 3, 2023, the following will replace the information in the section of the Funds’ SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum Large Cap Value Fund – Rothschild & Co:

Great Lakes

Our investment professionals are eligible for attractive compensation packages comprised of base salaries, a Tracking Share plan (deferred compensation plan), as well as annual bonus compensation.

Currently at Great Lakes, we offer competitive salary, benefits (company matching 401k program, medical, vision, and dental) and bonus based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability.

In addition, as part of our longer-term vision, key employees at Great Lakes Advisors are included in the Great Lakes Tracking Share plan, a deferred compensation plan designed to reward those employees for the growth in the franchise value of Great Lakes. This plan provides meaningful “ownership” in the firm and aligns our interests with our clients. The shares begin to vest after three years and pay out over 10 years.

We believe our competitive salary, bonus and benefits as well as the Tracking Share plan are effective retention tools.

In addition, on or about April 3, 2023, the following will replace the information in the section of the Funds’ SAI entitled, "Appendix B – Proxy Voting Policies and Procedures – Rothschild & Co”:

GREAT LAKES

Proxy Voting Policies and Procedures

1.1 Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.

1.2 Risks
In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

• The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

• Proxies are not identified and processed in a timely manner;

• Proxies are not voted in clients’ best interests;

• Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

• The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

• Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

• The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

• Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

• The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

1.3 Use of Third-Party Proxy Voting Service
While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

1.4 Proxy Voting Guidelines
ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

1.5 Abstentions; Determination Not to Vote
The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

1.6 Securities No Longer Owned
The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

1.7 Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service
When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:

• that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

• whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

• whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

• whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

• whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

• ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

• Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

1.8 Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

1.9 Proxy Voting Record Keeping
The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1. Copies of this Proxy Voting Policy, and any amendments thereto;
2. A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;
3. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;
4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and
5. A record of each vote that the Firm casts.

1.10 Class Actions
The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

1.11 Annual Policy Review
The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

Please keep this supplement for future reference.

This Supplement is dated April 13, 2023.